UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2006 (March 28, 2006)

DYNEGY INC.

DYNEGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Illinois	1-15659	74-2928353
Delaware	0-29311	94-3248415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 507-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 28, 2006, Dynegy Holdings Inc. (“DHI”), in connection with its previously announced tender offer and consent solicitation with respect to its Second Priority Senior Secured Floating Rate Notes due 2008, 9.875% Second Priority Senior Secured Notes due 2010 and 10.125% Second Priority Senior Secured Notes due 2013 (collectively, the “Notes”), entered into a Second Supplemental Indenture, dated as of March 28, 2006, by and among DHI, Dynegy Inc., as a guarantor, the other guarantors party thereto, Wilmington Trust Company, as trustee, and Wells Fargo Bank, N.A., as collateral trustee (the “Supplemental Indenture”), supplementing that certain Indenture, dated as of August 11, 2003 (as supplemented by that certain Supplemental Indenture, dated as of August 24, 2005, the “Indenture”), pursuant to which the Notes were issued.

The Supplemental Indenture effects certain amendments to the Indenture proposed in connection with the tender offer and consent solicitation, which will eliminate substantially all of the restrictive covenants and eliminate or modify certain events of default and related provisions contained in the Indenture. The Supplemental Indenture also evidences and confirms the release of the liens on equity interests securing the obligations of DHI and the guarantors under the Indenture proposed in connection with the tender offer and consent solicitation. The amendments and the lien releases will not, however, become operative until the Notes tendered in the tender offer and consent solicitation are accepted for purchase by DHI pursuant to the terms of the tender offer and consent solicitation, which is expected to occur on or about April 12, 2006.

A copy of the Supplemental Indenture, attached hereto as Exhibit 4.1, is incorporated herein by reference. A copy of the press release issued by Dynegy Inc. and DHI on March 28, 2006, attached hereto as Exhibit 99.1 and announcing, among other matters, the execution of the Supplemental Indenture, is also incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On March 28, 2006, Dynegy Inc. and DHI issued a press release announcing (i) the receipt of the requisite consents in connection with DHI’s previously announced tender offer and consent solicitation with respect to the Notes and (ii) the execution of the Supplemental Indenture. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On March 29, 2006, Dynegy Inc. and DHI issued a press release announcing the offering by DHI of $750 million of its senior unsecured notes due 2016. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

In connection with DHI’s offering of $750 million of its senior unsecured notes due 2016, executive management of Dynegy Inc. and DHI are scheduled to deliver a presentation to prospective investors at the 2006 Credit Suisse Global Leveraged Finance Conference in Phoenix, Arizona on March 29, 2006, beginning at 11:00 a.m. Eastern time. A copy of the slides to be presented at this conference is furnished as Exhibit 99.3 hereto.

The presentation slides include statements intended as “forward-looking statements,” which are subject to the cautionary statement about forward-looking statements set forth therein. In addition, certain of the slides set forth in Exhibit 99.3 contain non-GAAP financial information. The reconciliation of such non-GAAP financial information to GAAP financial measures, to the extent available without unreasonable effort, is included in the appendix to the presentation slides.

In accordance with SEC Release No. 33-8176, the information contained in the presentation slides furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Second Supplemental Indenture, dated as of March 28, 2006, by and among Dynegy Holdings Inc., the guarantors party thereto, Wilmington Trust Company, as trustee, and Wells Fargo Bank, N.A., as collateral trustee, supplementing the Indenture, dated as of August 11, 2003 (as supplemented by the Supplemental Indenture, dated as of August 24, 2005), pursuant to which the Second Priority Senior Secured Floating Rate Notes due 2008, 9.875% Second Priority Senior Secured Notes due 2010 and 10.125% Second Priority Senior Secured Notes due 2013 of Dynegy Holdings Inc. were issued.

99.1	Press release by Dynegy Inc. and Dynegy Holdings Inc., dated March 28, 2006, announcing (i) the receipt of the requisite consents in connection with Dynegy Holdings Inc.’s previously announced tender offer and consent solicitation with respect to its Second Priority Senior Secured Floating Rate Notes due 2008, 9.875% Second Priority Senior Secured Notes due 2010 and 10.125% Second Priority Senior Secured Notes due 2013 and (ii) the execution of a supplemental indenture to the indenture pursuant to which the Second Priority Senior Secured Floating Rate Notes due 2008, 9.875% Second Priority Senior Secured Notes due 2010 and 10.125% Second Priority Senior Secured Notes due 2013 were issued.

99.2	Press release by Dynegy Inc. and Dynegy Holdings Inc., dated March 29, 2006, announcing the offering by Dynegy Holdings Inc. of $750 million of its senior unsecured notes due 2016.

99.3	Dynegy Inc. and Dynegy Holdings Inc. slide presentation to prospective investors at the 2006 Credit Suisse Global Leveraged Finance Conference in Phoenix, Arizona on March 29, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Date: March 29, 2006	By:	/s/ J. Kevin Blodgett
	Name:	J. Kevin Blodgett
	Title:	General Counsel, EVP, Administration & Secretary
DYNEGY HOLDINGS INC.
(Registrant)

Date: March 29, 2006	By:	/s/ J. Kevin Blodgett
	Name:	J. Kevin Blodgett
	Title:	General Counsel, EVP, Administration & Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1	Second Supplemental Indenture, dated as of March 28, 2006, by and among Dynegy Holdings Inc., the guarantors party thereto, Wilmington Trust Company, as trustee, and Wells Fargo Bank, N.A., as collateral trustee, supplementing the Indenture, dated as of August 11, 2003 (as supplemented by the Supplemental Indenture, dated as of August 24, 2005), pursuant to which the Second Priority Senior Secured Floating Rate Notes due 2008, 9.875% Second Priority Senior Secured Notes due 2010 and 10.125% Second Priority Senior Secured Notes due 2013 of Dynegy Holdings Inc. were issued.

99.1	Press release by Dynegy Inc. and Dynegy Holdings Inc., dated March 28, 2006, announcing (i) the receipt of the requisite consents in connection with Dynegy Holdings Inc.’s previously announced tender offer and consent solicitation with respect to its Second Priority Senior Secured Floating Rate Notes due 2008, 9.875% Second Priority Senior Secured Notes due 2010 and 10.125% Second Priority Senior Secured Notes due 2013 and (ii) the execution of a supplemental indenture to the indenture pursuant to which the Second Priority Senior Secured Floating Rate Notes due 2008, 9.875% Second Priority Senior Secured Notes due 2010 and 10.125% Second Priority Senior Secured Notes due 2013 were issued.

99.2	Press release by Dynegy Inc. and Dynegy Holdings Inc., dated March 29, 2006, announcing the offering by Dynegy Holdings Inc. of $750 million of its senior unsecured notes due 2016.

99.3	Dynegy Inc. and Dynegy Holdings Inc. slide presentation to prospective investors at the 2006 Credit Suisse Global Leveraged Finance Conference in Phoenix, Arizona on March 29, 2006.